GOLDMAN SACHS ETF TRUST

Goldman Sachs Access Treasury 0-1 Year ETF

Goldman Sachs Access Ultra Short Bond ETF

(each, a “Fund”)

Supplement dated June 30, 2022 to the

Prospectus, Summary Prospectuses, and Statement of Additional Information (the “SAI”),

each dated December 29, 2021, as supplemented to date

David Fishman, Managing Director and Head of Liquidity Solutions within Goldman Sachs Asset Management, L.P. (“GSAM”), has announced his intention to retire from GSAM, effective December 31, 2022. On October 1, 2022, Mr. Fishman will no longer serve as a portfolio manager for the Funds. Todd Henry and David Westbrook, each a Vice President within GSAM’s Fixed Income Team, will continue to serve as portfolio managers for the Funds.

Accordingly, effective October 1, 2022, all references to Mr. Fishman in the Prospectus, Summary Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

GSETFACCESSCONFIDSTK 06-22